Puttable Option Liabilities	12 Months Ended
Dec. 31, 2020
Contingently Redeemable Preferred Stock [Abstract]
PUTTABLE OPTION LIABILITIES
14.	PUTTABLE OPTION LIABILITIES

The changes in fair value for contracts related to puttable options were recorded in the statements of operations. The Company does not offset derivative assets and derivative liabilities in its consolidated balance sheets.

In connection with the Series G financing in 2014 the Company amended the terms of 199,129 fully vested stock options previously granted to certain tendering shareholders with strike prices ranging from $0.99 to $9.64 (the "Puttable Options"). The number of stock options and strike prices were converted using an exchange ratio of 0.4047 as a result of the Merger Transaction. These puttable options were considered to expire from 2020 to 2024. The amendment extended the exercise period and granted a limited right for the holder to require the Company to repurchase some or all of the shares received upon future exercise of the Puttable Options. At the election of the holder, the Company was obligated to repurchase the shares at the then-current fair value as determined by the third-party valuation firm. As a result of the modification, the Puttable Options were considered to be derivative financial liabilities and were, therefore, reclassified at the modification date fair value from stockholders' deficit to non-current liabilities on the consolidated balance sheets and were subsequently being carried at fair value.

As a result of the closing of the Merger Transaction on October 30, 2020, all puttable options were exercised. Refer to Note 6, Fair Value of Financial Instruments for further discussion. Therefore, as of December 31, 2020 there were no outstanding puttable option liabilities. As of December 31, 2019, the Puttable Options had a fair value of less than $0.1 million, included within puttable option liabilities on the consolidated balance sheets.